UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2024

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600
Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 6, 2024, NRx Pharmaceuticals, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Staff of The Nasdaq Stock Market, LLC (“Nasdaq”) indicating that from June 14, 2024 to August 5, 2024, the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum of $35 million required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The Letter has no immediate effect on the listing of the Company's Common Stock on The Nasdaq Capital Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days from the date of the Letter, or through February 3, 2025 (the “Compliance Date”), to regain compliance with respect to the MVLS Requirement. The Letter states that if the Company’s MVLS closed at $35 million or more for a minimum of ten consecutive business days during the compliance period ending on the Compliance Date, the Staff will provide written confirmation of compliance.

If the Company does not regain compliance by the Compliance Date, Nasdaq will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination. However, there can be no assurance that, if the Company receives a delisting notice from the Staff and appeals the delisting determination, such appeal would be successful.

The Company intends to actively monitor the Company’s MVLS between now and the Compliance Date and will take all reasonable measures available to the Company to regain compliance with the MVLS Requirement. While the Company is exercising diligent efforts to maintain the listing of its common stock on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with the applicable continued listing standards set forth in the Nasdaq Listing Rules.

Item 8.01. Other Events

The Company has previously announced its plans to: (i) file New Drug Applications with the FDA for both NRX-100 for the treatment of Suicidal Depression, and NRX-101(Accelerated Approval) for patients with Bipolar Depression and suicidality or akathisia; and (ii) undertake a partial spin of shares of its wholly-owned subsidiary, Hope Therapeutics, Inc. (“Hope”) (the “Spin Out”), to NRx shareholders, with management anticipating that Hope will apply for listing on a national securities exchange in connection with the Spin Out. The Company believes achieving these planned milestones will be important steps in moving the Company’s business forward.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the Company’s ability to regain compliance with the MLVS Requirement, the Company’s intentions to actively monitor its MLVS, the Company’s plans to consider implementing available options to regain compliance with the MLVS Requirements; the addressable market for the Company's product candidates, including NRX-100 and NRX 101, the Company's ability to attract and/or retain new and existing collaborators with development, regulatory, manufacturing and commercialization expertise and its expectations regarding the potential benefits to be derived from such collaborations; expected plans with respect to clinical trials, including timing of regulatory submissions and approvals and clinical data updates; anticipated timelines and milestones with respect to the Company's development programs and manufacturing activities and capabilities; the potential capabilities and benefits of the Company's product candidates;  the Company's plans and strategy with respect to developing its product candidates, including NRX-100 and NRX 101; and statements regarding Hope Therapeutics, Inc., including, without limitation, the Company’s ability to spin-off Hope Therapeutics, the timing of the anticipated transaction, and the potential listing of Hope Therapeutics as a separate company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the actual timing of the transition of responsibilities and activities under the Agreement and the parties' ability to successfully negotiate a royalty amount due Alvogen by the Company within the next thirty (30) days from the date of termination of the Agreement; the Company's reliance on third parties for various aspects of its business; risks and uncertainties associated with development and regulatory approval of novel product candidates in the biopharmaceutical industry; the Company's ability to retain key scientific or management personnel; the Company’s ability to successfully spin-off Hope Therapeutics, and the acceptance by a national securities exchange of Hope’s initial listing application for listing thereon; and the other risks described in the Company's filings with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: August 12, 2024	By:	/s/ Jonathan Javitt
	Name:	Jonathan Javitt
	Title:	Chairman of the Board of Directors